Exhibit 32

         Certification of CEO and CFO Pursuant to18 U.S.C. Section 1350

The undersigned, Jeremy D. Peter-Hoblyn and David W. Whitwell, in their capacities as Chief Executive Officer and Chief Financial Officer of Clean Diesel Technologies, Inc. (the "Registrant") do each hereby certify with respect to the Annual Report on Form 10-K of the Registrant for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date thereof (the "Report"), that, to the best of his knowledge:


             (1)  The  Report  fully  complies  with  the  requirements  of
       Section  13(a)  or  15(d)  of  the  Securities  Exchange Act of 1934; and

             (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant as of, and for, the periods presented in this Report.



               /S/ JEREMY D. PETER-HOBLYN
               ----------------------------------------
               JEREMY D. PETER-HOBLYN
               CHIEF EXECUTIVE OFFICER AND DIRECTOR
               AS OF MARCH 29, 2004

               /S/ DAVID W. WHITWELL
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               DAVID W. WHITWELL
               CHIEF FINANCIAL OFFICER, VICE PRESIDENT AND TREASURER AS OF MARCH 29, 2004

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Act") this certification accompanies the Report and shall not, except to the extent required by the Act, be deemed filed by Registrant for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Clean Diesel Technologies, Inc. and will be retained by Clean Diesel Technologies, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.